Supplement to
the Fidelity's
Massachusetts
Municipal Funds
March 25, 2000 Prospectus

On January 18, 2001, the Board of Trustees of Spartan Massachusetts Municipal Income Fund authorized the adoption of a redemption fee of 0.50% of the amount redeemed on shares purchased after April 16, 2001 that are held less than 30 days.

The following information replaces the fourth bullet under the heading "Principal Investment Strategies" in the "Investment Summary" section for Spartan® Massachusetts Municipal Income Fund on page 5.

  Managing the fund to have similar overall interest rate risk to the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index.

The following information replaces similar information found in the "Fee Table" section on page 8.

Shareholder Fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days that are purchased after April 16, 2001 (as a % of amount redeemed) for Spartan MA Municipal Income only	0.50%
Exchange fee for Spartan MA Municipal Money Market onlyA,B	$5.00
Wire transaction fee for Spartan MA Municipal Money Market onlyA	$5.00
Checkwriting fee, per check written for Spartan MA Municipal Money Market onlyA	$2.00
Account closeout fee for Spartan MA Municipal Money Market onlyA	$5.00
Annual account maintenance fee (for accounts under $2,000)	$12.00

A The fees for individual transactions are waived if your account balance at the time of the transaction is $50,000 or more.

B You will not pay an exchange fee if you exchange through any of Fidelity's automated exchange services.

The following information replaces the fifth paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section for Spartan Massachusetts Municipal Income Fund on page 11.

FMR uses the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of June 30, 2000, the dollar-weighted average maturity of the fund and the index was approximately 15.7 and 14.4 years, respectively.

The following information replaces the first two paragraphs found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 19.

The price to sell one share of Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Money Market is the fund's NAV. The price to sell one share of Spartan Massachusetts Municipal Income is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Spartan Massachusetts Municipal Income will deduct a short-term trading fee of 0.50% from the redemption amount (or from your account if you have written a check) if you sell your shares after holding them less than 30 days. Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces thirteenth bullet found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 20.

  If you sell shares by writing a check, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

The following information replaces similar information found under the heading "Policies" in the "Account Features and Policies" section on page 26.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

If your account balance falls below $2,000 for Massachusetts Municipal Money Market, $10,000 for Spartan Massachusetts Municipal Money Market or $5,000 for Spartan Massachusetts Municipal Income (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed and, for Spartan Massachusetts Municipal Money Market, the $5.00 account closeout fee will be charged.